Supplement to the Standard and Service Class Prospectuses of the
           Lincoln Variable Insurance Products Trust Dated May 1, 2006
                 as Supplemented June 30, 2006, August 25, 2006,
             October 13, 2006, October 17, 2006 and November 1, 2006
          and the Statement of Additional Information Dated May 1, 2006
                          as Supplemented July 13, 2006

                                    Core Fund
                                   Growth Fund
                            Growth Opportunities Fund

The following supplements the information about the Core Fund, the Growth Fund, and the Growth Opportunities Fund (each, an "Acquired Fund") included in the Prospectuses and Statement of Additional Information of the Lincoln Variable Insurance Products Trust (the "Trust"):

The Trust's Board of Trustees has approved reorganizations pursuant to which the assets of each Acquired Fund would be acquired, and their liabilities would be assumed, by another fund (each, an "Acquiring Fund") as noted in the below table, in exchange for shares of the Acquiring Fund. Each Acquired Fund would then be liquidated.

                                                      Proxy Materials Mailed
                                                               on or            Reorganization Expected to
      Acquired Fund             Acquiring Fund                Around             be Completed on or Around
========================== ========================= ========================== ============================

        Core Fund          LVIP S&P 500 Index Fund       January 26, 2007             April 27, 2007
-------------------------- ------------------------- -------------------------- ----------------------------
       Growth Fund               LVIP Capital            January 26, 2007             April 27, 2007
                              Appreciation Fund
-------------------------- ------------------------- -------------------------- ----------------------------
                              LVIP Baron Growth      Expected to be mailed on
Growth Opportunities Fund     Opportunities Fund     or around March 26, 2007            June 2007
-------------------------- ------------------------- -------------------------- ----------------------------

Upon completion of each reorganization, shareholders of each Acquired Fund would receive shares of the relevant Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by the Acquired Funds' shareholders as a result of the reorganizations.

Each reorganization is subject to the satisfaction of certain conditions, including approval by each Acquired Fund's shareholders. Proxy materials describing each reorganization were mailed or are expected to be mailed on or around the dates listed in the table. Subject to shareholder approval, each reorganization is expected to occur on or around the date listed in the table. Prior to the reorganizations, shareholders of each Acquired Fund can continue to purchase, redeem and exchange shares subject to the limitations described in each Acquired Fund's Prospectus.

Please keep this Supplement with your Prospectus and Statement of Additional Information for your future reference.

This Supplement is dated March 7, 2007.